UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2022

INVITAE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 16th Street,
San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

(415) 374-7782

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	The New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On July 19, 2022, Invitae Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “Commission”) to, among other matters, report certain matters related to its plans to strategically realign its operations and implement cost reduction programs to prioritize its core genome sequencing and genome management platforms.

This Amendment No. 1 amends and supplements Item 2.05 of the Original Form 8-K solely to include certain updated estimates required by Item 2.05 of Form 8-K in connection with the Company’s realignment plan, as set forth below. The information in Items 2.02 and 7.01 of the Original Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.05	Costs Associated with Exit or Disposal Activities.

As disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, as filed with the Commission on November 8, 2022, the Company expects that its strategic realignment plan will be completed by September 30, 2023, and estimates that total costs related to the realignment plan will be approximately $170 million in cash and non-cash charges, including employee severance and benefits expenses, losses on asset disposals and other restructuring costs. The actual time for completion and total costs are subject to change, and any such changes could be material.

Forward-Looking Statements

This Current Report on Form 8-K/A contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the expected total cost and timing of the Company’s strategic realignment or various aspects thereof. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, and reported results should not be considered as an indication of future performance. These risks and uncertainties include, but are not limited to: the ability of the Company to successfully execute its strategic business realignment plan and achieve the intended benefits thereof on the expected timeframe or at all; unforeseen or greater than expected costs associated with the realignment plan; the risk that the disruption that may result from the realignment may harm the Company’s business, market share or its relationship with customers or potential customers; changes to the parameters of the Company’s strategic realignment and the other risks set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and in the Company’s subsequent filings with the Commission. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2022

INVITAE CORPORATION

By:	/s/ Yafei (Roxi) Wen
Yafei (Roxi) Wen
Chief Financial Officer